Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
01.
Summary Of Significant Accounting Policies

NATURE OF OPERATIONS

Manpower Inc. d/b/a ManpowerGroup is a world leader in the workforce solutions and services industry. Our worldwide network of 3,800 offices in 80 countries and territories enables us to meet the needs of our clients in all industry segments. Our largest operations, based on revenues, are located in the U.S., France, Italy and the United Kingdom. We specialize in permanent, temporary and contract recruitment and assessment; training and development; outsourcing; career management and workforce consulting services. We provide services to a wide variety of clients, none of which individually comprise a significant portion of revenues for us as a whole.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from these estimates.

BASIS OF CONSOLIDATION

The consolidated financial statements include our operating results and the operating results of all of our subsidiaries. For subsidiaries in which we have an ownership interest of 50% or less, but more than 20%, the consolidated financial statements reflect our ownership share of those earnings using the equity method of accounting. These investments, as well as certain other relationships, are also evaluated for consolidation under the accounting guidance on consolidation of variable interest entities. These investments were $75.9 and $71.6 as of December 31, 2011 and 2010, respectively, and are included in Other assets in the Consolidated Balance Sheets. Included in Shareholders’ equity as of December 31, 2011 and 2010 are $64.7 and $60.8, respectively, of unremitted earnings from investments accounted for using the equity method. All significant intercompany accounts and transactions have been eliminated in consolidation.

REVENUES AND RECEIVABLES

We generate revenues from sales of services by our company-owned branch operations and from fees earned on sales of services by our franchise operations. Revenues are recognized as services are performed. The majority of our revenues are generated by our recruitment business, where billings are generally negotiated and invoiced on a per-hour basis. Accordingly, as contingent workers are placed, we record revenues based on the hours worked. Permanent recruitment revenues are recorded as placements are made. Provisions for sales allowances, based on historical experience, are recognized at the time the related sale is recognized.

Our franchise agreements generally state that franchise fees are calculated based on a percentage of revenues. We record franchise fee revenues monthly based on the amounts due under the franchise agreements for that month. Franchise fees, which are included in Revenues from services, were $25.2, $23.6 and $22.3 for the years ended December 31, 2011, 2010 and 2009, respectively.

In our outplacement business, we recognize revenues from individual programs over the estimated period in which services are rendered to candidates. For large projects within the outplacement business, we recognize revenues ratably over the period in which the services are provided. In our consulting business, revenues are recognized upon the performance of the service under the consulting service contract. For performance-based contracts, we defer recognizing revenues until the performance criteria has been met.

The amounts billed for outplacement, consulting services and performance-based contracts in excess of the amount recognized as revenues are recorded as Deferred revenue and included in Accrued liabilities for the current portion and Other long-term liabilities for the long-term portion in our Consolidated Balance Sheets. As of December 31, 2011 and 2010, the current portion of Deferred revenue was $54.3 and $53.8, respectively, and the long-term portion of Deferred revenue was $28.6 and $29.8, respectively.

We record revenues from sales of services and the related direct costs in accordance with the accounting guidance on reporting revenue gross as a principal versus net as an agent. In situations where we act as a principal in the transaction, we report gross revenues and cost of services. When we act as an agent, we report the revenues on a net basis. Amounts billed to clients for out-of-pocket or other cost reimbursements are included in Revenues from services, and the related costs are included in Cost of services.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

We have an Allowance for doubtful accounts recorded as an estimate of the Accounts receivable balance that may not be collected. This allowance is calculated on an entity-by-entity basis with consideration for historical write-off experience, the current aging of receivables and a specific review for potential bad debts. Items that affect this balance mainly include bad debt expense and the write-off of accounts receivable balances.

Bad debt expense is recorded as Selling and administrative expenses in our Consolidated Statements of Operations and was $25.9, $28.9 and $27.8 in 2011, 2010 and 2009, respectively. Factors that would cause this provision to increase primarily relate to increased bankruptcies by our clients and other difficulties collecting amounts billed. On the other hand, an improved write-off experience and aging of receivables would result in a decrease to the provision. Write-offs were $25.0, $33.5 and $39.0 for 2011, 2010 and 2009, respectively.

ADVERTISING COSTS

We expense production costs of advertising as they are incurred. Advertising expenses were $34.0, $29.2 and $29.4 in 2011, 2010 and 2009, respectively.

REORGANIZATION COSTS

We recorded net reorganization costs of $23.1, $36.1 and $33.5 in 2011, 2010 and 2009, respectively, in Selling and administrative expenses, primarily related to severances and office closures and consolidations in multiple countries. These expenses are net of reversals of previous accruals resulting mainly from larger-than-estimated cost savings from subleasing and lease buyouts as well as lower-than expected severance costs. During 2011, we made payments of $27.9 out of our reorganization reserve. We expect a majority of the remaining $29.4 reserve will be paid or utilized in 2012. Changes in the reorganization liability balances for each reportable segment and Corporate are as follows. This presentation reflects the realignment of our segments. See Note 14 for further information.

		Southern	Northern		Right
	Americas(1)	Europe(2)	Europe	APME	Management	Corporate	Total
Balance, January 1, 2010	$4.1	$5.7	$9.5	$1.5	$0.4	$–	$21.2
Severance costs, net	3.8	0.3	3.2	0.7	10.8	1.2	20.0
Office closure costs, net	3.8	3.7	–	–	8.6	–	16.1
Costs paid or utilized	(4.3)	(4.1)	(7.7)	(1.5)	(5.4)	(0.1)	(23.1)
Balance, December 31, 2010	7.4	5.6	5.0	0.7	14.4	1.1	34.2
Severance costs, net	2.1	1.1	5.5	0.5	3.1	–	12.3
Office closure costs, net	0.3	0.4	7.7	–	2.4	–	10.8
Costs paid or utilized	(5.8)	(2.9)	(6.4)	–	(11.7)	(1.1)	(27.9)
Balance, December 31, 2011	$4.0	$4.2	$11.8	$1.2	$8.2	$–	$29.4

(1)
Balance related to United States was $3.9 as of January 1, 2010. In 2010, United States incurred $3.6 for severance costs and $3.8 for office closure costs and paid $3.9, leaving a $7.4 liability as of December 31, 2010. In 2011, United States incurred $1.3 for severance costs and $0.3 for office closure costs and paid $5.7, leaving a $3.3 liability as of December 31, 2011.

(2)
2010 Balances were solely related to France. In 2011, France incurred $0.4 for office closure costs and paid/utilized $2.5, leaving a $3.5 liability as of December 31, 2011. Italy recorded severance costs of $0.9 and paid out $0.5 during 2011, leaving a $0.4 liability as of December 31, 2011.

INCOME TAXES

We account for income taxes in accordance with the accounting guidance on income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax basis, and net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We record a valuation allowance against deferred tax assets for which utilization of the asset is not likely.

FAIR VALUE MEASUREMENTS

The assets and liabilities measured and recorded at fair value on a recurring basis were as follows:

	Fair Value Measurements Using				Fair Value Measurements Using
		Quoted				Quoted
		Prices				Prices
		in Active	Significant			in Active	Significant
		Markets for	Other	Significant		Markets for	Other	Significant
		Identical	Observable	Unobservable		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs	December 31,	Assets	Inputs	Inputs
	2011	(Level 1)	(Level 2)	(Level 3)	2010	(Level 1)	(Level 2)	(Level 3)
Assets
Available-for-sale securities	$0.4	$0.4	$–	$–	$0.4	$0.4	$–	$–
Foreign currency forward contracts	–	–	–	–	0.1	–	0.1	–
Deferred compensation plan assets	45.2	45.2	–	–	40.3	40.3	–	–
	$45.6	$45.6	$–	$–	$40.8	$40.7	$0.1	$–
Liabilities
Foreign currency forward contracts	$0.3	$–	$0.3	$–	$–	$–	$–	$–
	$0.3	$–	$0.3	$–	$–	$–	$–	$–

We determine the fair value of our available-for-sale securities and deferred compensation plan assets, comprised of publicly traded securities, by using market quotes as of the last day of the period. The fair value of the interest rate swaps and foreign currency forward contracts are measured at the value from either directly or indirectly observable third parties.

The carrying values of Cash and cash equivalents, Accounts receivable, Accounts payable, and Other current assets and liabilities approximate their fair values because of the short-term nature of these instruments. The carrying value of Long-term debt approximates fair value, except for the euro-denominated notes. The fair value of the euro-denominated notes, as determined by the quoted market prices, was $654.9 and $686.3 as of December 31, 2011 and 2010, respectively, compared to a carrying value of $647.6 and $668.3, respectively.

We also measured certain non-financial assets on a non-recurring basis, including Goodwill and tradenames, for which we recognized impairment charges in 2010 and were summarized as follows:

	Fair Value Measurements Using
		Quoted Prices in
		Active Markets	Significant Other	Significant
		for Identical	Observable	Unobservable
	December 31, 2010	Assets (Level 1)	Inputs (Level 2)	Inputs (Level 3)	Total Losses
Goodwill	$954.1	$–	$–	$954.1	$(311.6)
Tradenames	55.3	–	–	55.3	(117.2)
					$(428.8)

In 2010, Goodwill and tradenames with a carrying amount of $1,438.2 were written down to their fair value of $1,009.4, resulting in an impairment charge of $428.8.

GOODWILL AND OTHER INTANGIBLE ASSETS

We have Goodwill, amortizable Intangible assets and Intangible assets that do not require amortization, as follows:

	2011			2010
		Accumulated			Accumulated
December 31	Gross	Amortization	Net	Gross	Amortization	Net
Goodwill	$984.7	$–	$984.7	$954.1	$–	$954.1
Intangible Assets:
Amortizable:
Technology	$19.6	$19.6	$–	$19.6	$19.6	$–
Franchise Agreements	18.0	14.3	3.7	18.0	12.5	5.5
Customer Relationships	328.0	130.1	197.9	309.4	94.3	215.1
Other	13.5	12.1	1.4	14.0	11.7	2.3
	379.1	176.1	203.0	361.0	138.1	222.9
Non-Amortizable:
Tradenames(1)	54.0	–	54.0	55.3	–	55.3
Reacquired Franchise Rights	97.9	–	97.9	98.0	–	98.0
	151.9	–	151.9	153.3	–	153.3
Total Intangible Assets	$531.0	$176.1	$354.9	$514.3	$138.1	$376.2

(1)   Balances were net of accumulated impairment loss of $139.5 as of both December 31, 2011 and 2010.

Amortization expense related to intangibles was $38.9, $39.3 and $21.9 in 2011, 2010 and 2009, respectively. Amortization expense expected in each of the next five years related to acquisitions completed as of December 31, 2011 is as follows: 2012 — $35.8, 2013 — $31.0, 2014 — $26.1, 2015 — $22.3 and 2016 — $19.3. The weighted-average useful lives of the technology, franchise agreements, customer relationships and other are 5, 10, 14 and 3 years, respectively. The tradenames have been assigned an indefinite life based on our expectation of renewing the tradenames, as required, without material modifications and at a minimal cost, and our expectation of positive cash flows beyond the foreseeable future. The reacquired franchise rights result from our franchise acquisitions in the U.S. completed prior to 2009.

In accordance with the accounting guidance on goodwill and other intangible assets, we perform an annual impairment test of goodwill at our reporting unit level and indefinite-lived intangible assets at our unit of account level during the third quarter, or more frequently if events or circumstances change that would more likely than not reduce the fair value of our reporting units below their carrying value.

We performed our annual impairment test of our Goodwill and indefinite-lived intangible assets during the third quarter of 2011, and there was no impairment of our Goodwill or indefinite-lived intangible as a result of our annual test.

The accounting guidance requires a two-step method for determining goodwill impairment. In the first step, we determined the fair value of each reporting unit, generally by utilizing an income approach derived from a discounted cash flow methodology. For certain of our reporting units, a combination of the income approach (weighted 75%) and the market approach (weighted 25%) derived from comparable public companies was utilized. The income approach is developed from management’s forecasted cash flow data. Therefore, it represents an indication of fair market value reflecting management’s internal outlook for the reporting unit. The market approach utilizes the Guideline Public Company Method to quantify the respective reporting unit’s fair value based on revenues and earnings multiples realized by similar public companies. The market approach is more volatile as an indicator of fair value as compared to the income approach. We believe that each approach has its merits. However in the instances where we have utilized both approaches, we have weighted the income approach more heavily than the market approach because we believe that management’s assumptions generally provide greater insight into the reporting unit’s fair value.

Significant assumptions used in our goodwill impairment tests during 2011, 2010 and 2009 included: expected revenue growth rates, operating unit profit margins, working capital levels, discount rates ranging from 12.3% to 20.0% for 2011, and a terminal value multiple. The expected future revenue growth rates and the expected operating unit profit margins were determined after considering our historical revenue growth rates and operating unit profit margins, our assessment of future market potential, and our expectations of future business performance.

If the reporting unit’s fair value is less than its carrying value as was the case for Right Management and Jefferson Wells in the fourth quarter of 2010, we are required to perform a second step. In the second step, we allocate the fair value of the reporting unit to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a “hypothetical” calculation to determine the implied fair value of the goodwill. The impairment charge, if any, is measured as the difference between the implied fair value of the goodwill and its carrying value.

Under the current accounting guidance, we are also required to test our indefinite-lived intangible assets for impairment by comparing the fair value of the intangible asset with its carrying value. If the intangible asset’s fair value is less than its carrying value, an impairment loss is recognized for the difference.

In the fourth quarter of 2010, two of our reporting units, Right Management and Jefferson Wells, each experienced strong indicators of impairment due to continued deterioration in market conditions for both reporting units as they experienced further than anticipated profitability declines in the fourth quarter, which led us to adjust our long-term outlooks for each reporting unit. As a result, we performed an impairment test of our Goodwill and indefinite-lived intangible assets during the fourth quarter of 2010, which resulted in a non-cash impairment charge of $311.6 ($311.6 after-tax) for Goodwill associated with Right Management and Jefferson Wells. In addition, we incurred a non-cash impairment charge of $117.2 ($72.7 after-tax) for the tradenames associated with these two reporting units.

For Right Management, our anticipated revenues and income as of the fourth quarter of 2010 decreased to a level which required us to adjust the size premium included in our discount rate. In addition, the beta used to calculate the discount rate changed slightly due to a change in the mix of our comparable companies as one of the companies utilized in our annual testing had been acquired during the fourth quarter. These changes resulted in a 3% increase in the discount rate, to 13%, being utilized in our fourth quarter 2010 impairment testing for Right Management. For Jefferson Wells, our discount rate was relatively flat in our fourth quarter 2010 impairment testing, at 12.5%, as compared to 12.4% utilized in our annual testing performed in 2010.

During the fourth quarter of 2010, we also performed an impairment test of our long-lived tangible and intangible assets for Right Management at the asset group level and determined that the undiscounted cash flows were in excess of the carrying value. As such, no impairment of these assets was recognized. We did not perform an interim impairment test on any of our other reporting units with goodwill and indefinite-lived intangible assets in the fourth quarter of 2010 as we noted no significant indicators of impairment as of December 31, 2010.

In the third quarter of 2009, we performed our annual impairment test of our Goodwill and indefinite-lived intangible assets, which resulted in non-cash impairment charges of $61.0 for goodwill associated with our Jefferson Wells reporting unit. The impairment was due in part to continued deterioration in market conditions, which had resulted in Jefferson Wells experiencing significant revenue declines during 2009. The discount rate was also impacted unfavorably by a 1% increase to our equity risk premium as a result of the market conditions and economic uncertainty at that time.

MARKETABLE SECURITIES

We account for our marketable security investments under the accounting guidance on certain investments in debt and equity securities, and have determined that all such investments are classified as available-for-sale. Accordingly, unrealized gains and unrealized losses that are determined to be temporary, net of related income taxes, are included in Accumulated other comprehensive income, which is a separate component of Shareholders’ equity. Realized gains and losses, and unrealized losses determined to be other-than-temporary, are recorded in our Consolidated Statements of Operations. No realized gains or losses were recorded in 2011, 2010 or 2009. Our available-for-sale investments had a market value of $0.4, an adjusted cost basis of $0.1, and no unrealized losses as of either December 31, 2011 or 2010.

We hold a 49% interest in our Swiss franchise, which maintained an investment portfolio with a market value of $175.8 and $173.1 as of December 31, 2011 and 2010, respectively. This portfolio is comprised of a wide variety of European and U.S. debt and equity securities as well as various professionally-managed funds, all of which are classified as available-for-sale. Our share of net realized gains and losses, and declines in value determined to be other-than-temporary, are included in our Consolidated Statements of Operations. For the years ended December 31, 2011, 2010 and 2009, realized gains totaled $0.1, $0.5 and $2.4, respectively, and realized losses totaled $0.3, $0.2 and $1.2, respectively. Our share of net unrealized gains and unrealized losses that are determined to be temporary related to these investments are included in Accumulated other comprehensive income, with the offsetting amount increasing or decreasing our investment in the franchise.

CAPITALIZED SOFTWARE FOR INTERNAL USE

We capitalize purchased software as well as internally developed software. Internal software development costs are capitalized from the time the internal use software is considered probable of completion until the software is ready for use. Business analysis, system evaluation, selection and software maintenance costs are expensed as incurred. Capitalized software costs are amortized using the straight-line method over the estimated useful life of the software which ranges from 2 to 7 years. The net capitalized software balance of $14.4 and $21.8 as of December 31, 2011 and 2010, respectively, is included in Other assets in the Consolidated Balance Sheets. Amortization expense related to the capitalized software costs was $7.8, $11.6 and $10.7 for 2011, 2010 and 2009, respectively.

PROPERTY AND EQUIPMENT

A summary of Property and equipment as of December 31 is as follows:

	2011	2010
Land	$7.3	$7.1
Buildings	21.5	19.5
Furniture, fixtures, and autos	194.9	197.0
Computer equipment	164.4	168.0
Leasehold improvements	297.5	297.2
Property and equipment	$685.6	$688.8

Property and equipment are stated at cost and are depreciated using primarily the straight-line method over the following estimated useful lives: buildings — up to 40 years; furniture and equipment — 2 to 16 years; leasehold improvements —lesser of life of asset or expected lease term. Expenditures for renewals and betterments are capitalized whereas expenditures for repairs and maintenance are charged to income as incurred. Upon sale or disposition of property and equipment, the difference between the unamortized cost and the proceeds is recorded as either a gain or a loss and is included in our Consolidated Statements of Operations. Long-lived assets are evaluated for impairment in accordance with the provisions of the accounting guidance on the impairment or disposal of long-lived assets.

DERIVATIVE FINANCIAL INSTRUMENTS

We account for our derivative instruments in accordance with the accounting guidance on derivative instruments and hedging activities. Derivative instruments are recorded on the balance sheet as either an asset or liability measured at their fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded as a component of Accumulated other comprehensive income and recognized in the Consolidated Statements of Operations when the hedged item affects earnings. The ineffective portions of the changes in the fair value of cash flow hedges are recognized in earnings.

FOREIGN CURRENCY TRANSLATION

The financial statements of our non-U.S. subsidiaries have been translated in accordance with the accounting guidance on foreign currency translation. Under the accounting guidance, asset and liability accounts are translated at the current exchange rate and income statement items are translated at the weighted-average exchange rate for the year. The resulting translation adjustments are recorded as a component of Accumulated other comprehensive income, which is included in Shareholders’ equity.

Certain foreign-currency-denominated borrowings are accounted for as a hedge of our net investment in our subsidiaries with the related functional currencies. Since our net investment in these subsidiaries exceeds the amount of the related borrowings, all translation gains or losses related to these borrowings are included as a component of Accumulated other comprehensive income.

SHAREHOLDERS’ EQUITY

In November 2011, the Board of Directors authorized the repurchase of an additional 3.0 million shares of our common stock. This authorization was in addition to the 2010 authorization to repurchase 3.0 million shares of our common stock and the 2007 authorization to repurchase 5.0 million shares of our common stock, not to exceed a total purchase price of $400.0. Share repurchases may be made from time to time through a variety of methods, including open market purchases, block transactions, privately negotiated transactions, accelerated share repurchase programs, forward repurchase agreements or similar facilities. In 2011, we repurchased a total of 2.6 million shares, composed of 0.2 million shares under the 2007 authorization and 2.4million shares under the 2010 authorization, at a total cost of $104.5. In 2010, we repurchased 0.9 million shares of common stock at a total cost of $34.8 under the 2007 authorization. No shares were repurchased in 2009. As of December 31, 2011, there were no shares remaining under the 2007 authorization. Under the 2011 and 2010 authorizations, there were 3.0 million shares and 0.6 million shares, respectively, remaining authorized for repurchase as of December 31, 2011.

CASH AND CASH EQUIVALENTS

We consider all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

RECENTLY ISSUED ACCOUNTING STANDARDS

In October 2009, the FASB issued new accounting guidance on multiple-deliverable revenue arrangements. The new guidance amends the criteria for separating deliverables as well as how to measure and allocate consideration for multiple arrangements. The guidance also expands the disclosures related to a vendor’s multiple-deliverable revenue arrangements. We adopted this guidance effective January 1, 2011, for our revenue arrangements entered into or materially modified in 2011. There was no impact of this adoption on our Consolidated Financial Statements.

In December 2010, the FASB issued new accounting guidance on goodwill impairment testing. The new guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. We adopted this guidance effective January 1, 2011. There was no impact of this adoption on our Consolidated Financial Statements.

In December 2010, the FASB issued new accounting guidance on business combinations. The new guidance clarifies the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented. The guidance also expands the supplemental pro forma disclosures. We adopted this guidance effective January 1, 2011. There was no impact of this adoption on our Consolidated Financial Statements.

In May 2011, the FASB issued new accounting guidance on fair value measurement. The new guidance clarifies some existing concepts, eliminates wording differences between U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”), and in some limited cases, changes some principles to achieve convergence between U.S. GAAP and IFRS. The new guidance results in a consistent definition of fair value and common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. It also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The guidance is effective for us in 2012 and must be applied prospectively. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In June 2011, the FASB issued new accounting guidance on presentation of comprehensive income. The new guidance requires an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income, or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of shareholders’ equity. The guidance is effective for us in 2012 and must be applied retrospectively. We do not expect the adoption of this guidance to have a significant impact on our Consolidated Financial Statements.

In September 2011, the FASB issued new accounting guidance on testing goodwill for impairment. Under the revised guidance, entities testing goodwill for impairment have the option of performing a qualitative assessment before calculating the fair value of the reporting unit (i.e., step 1 of the goodwill impairment test). If entities determine, on the basis of qualitative factors, that the fair value of the reporting unit is more likely than not less than the carrying amount, the two-step impairment test would be required. The guidance is effective for us in 2012, with early adoption permitted. We do not expect the adoption of this guidance to have an impact on our Consolidated Financial Statements.

In December 2011, the FASB issued new accounting guidance on balance sheet offsetting. The new guidance requires an entity to disclose both gross information and net information about instruments and transactions eligible for offset in the statement of financial position. It also requires disclosures on instruments and transactions subject to an agreement similar to a master netting agreement. The guidance is effective for us in 2013. We do not expect the adoption of this guidance to have a material impact on our Consolidated Financial Statements.

SUBSEQUENT EVENTS

We have evaluated events and transactions occurring after the balance sheet date through our filing date and noted no events that are subject to recognition or disclosure.